    SECURITIES AND EXCHANGE COMMISSION

    WASHINGTON, D.C. 20549-1004

         FORM 8-K

            CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

    Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) April 28, 2005

Commission

Registrant; State of Incorporation;

  I.R.S. Employer

File Number         Address; and Telephone Number

  Identification No.

   -----------               -----------------------------------

  --------------------

0-00404

THE CONNECTICUT LIGHT AND POWER COMPANY         06-0303850

---------------------------------------

(a Connecticut corporation)

107 Selden Street

Berlin, Connecticut             06037-1616

            Telephone:  (860) 665-5000

1-6392

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE          02-0181050

---------------------------------------

(a New Hampshire corporation)

Energy Park

780 North Commercial Street

Manchester, New Hampshire       03101-1134

Telephone:  (603) 669-4000

0-7624

WESTERN MASSACHUSETTS ELECTRIC COMPANY

04-1961130

--------------------------------------

(a Massachusetts corporation)

One Federal Street

Springfield, Massachusetts 01105

Telephone:  (413) 785-5871

Not Applicable

---------------------

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 2   -

Financial Information

Item 2.02

Results of Operation and Financial Condition

On April 28, 2005, Northeast Utilities issued a news release announcing its unaudited results of operations for the first quarter 2005.  A copy of the news release and related financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.  The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit	Description
Exhibit 99.1	Northeast Utilities News Release dated April 28, 2005.

Exhibit 99.2	Financial Report for the three month period ending March 31, 2005.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By: /s/ Gregory B. Butler
Name: Gregory B. Butler Title: Senior Vice President, Secretary and General Counsel Northeast Utilities Service Company, as Agent for each of the Registrants

Date:  May 2, 2005